UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 6, 2013

PARKWAY PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-11533	74-2123597
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
Of Incorporation)		Identification No.)

Bank of America Center, Suite 2400, 390 North Orange Avenue, Orlando, FL 32801
(Address of Principal Executive Offices, including zip code)

(407) 650-0593
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On June 6, 2012, Parkway 214 N. Tryon, LLC, an affiliate of Parkway Properties, Inc. (the “Company” or “Parkway”), completed the acquisition of Hearst Tower, a 972,000 square foot office tower located in the central business district in Charlotte, North Carolina, for $250.0 million in cash, which the Company funded with a combination of proceeds of the previously disclosed investment by TPG VI Pantera Holdings, L.P. in the Company and borrowings under its unsecured revolving credit facility.

On December 20, 2012, PKY 3200 SW Freeway, LLC, an affiliate of Parkway, completed the acquisition of Phoenix Tower, a 626,000 square foot office tower located in the Greenway submarket of Houston, Texas, for $123.8 million. Phoenix Tower is a 26-story, Class A office tower that sits atop an eight-story parking garage. The purchase of Phoenix Tower was financed with a mortgage loan secured by the property in the aggregate amount of $80.0 million and borrowings under the Company's unsecured revolving credit facility. The mortgage loan has a maturity date of March 1, 2023 and a fixed interest rate of 3.9%.

On December 31, 2012, Parkway 550 South Caldwell, LLC, an affiliate of Parkway, completed the acquisition of NASCAR Plaza, a 390,000 square foot office tower located in the central business district of Charlotte, North Carolina for $99.9 million. In connection with the acquisition, the Company assumed the existing first mortgage secured by the property with a stated value of $42.6 million, a fixed interest rate of 4.7% and a maturity date of March 30, 2016. The balance of the purchase price was funded with borrowings under the Company's unsecured revolving credit facility.

On March 7, 2013, PKY Deerwood, LLC, an affiliate of Parkway, purchased two office complexes totaling 1.0 million square feet located in the Deerwood submarket of Jacksonville, Florida (the “Deerwood Portfolio”) for $130.0 million. The purchase of these properties was financed with a mortgage loan secured by the properties in the aggregate amount of $84.5 million and borrowings under the Company's unsecured revolving credit facility. The mortgage loan has a maturity date of April 1, 2023 and a fixed interest rate of 3.9%.

This Form 8-K is being filed for the purpose of filing financial statements with respect to the acquisitions described above prepared in accordance with Rule 3-14 of Regulation S-X and related pro forma financial information.

After reasonable inquiry, the Company is not aware of any other material factors relating to these properties that would cause the reported financial information not to be necessarily indicative of future operating results. The Company and its operations are, however, subject to a number of risks and uncertainties. For a discussion of such risks, see the risks identified in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and in the other reports filed by the Company with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Selected Acquisition Properties.

The following audited financial statement of Hearst Tower for the year ended December 31, 2012 is attached hereto.
Page
Report of Independent Registered Public Accounting Firm	F-1
Statement of Revenues and Certain Expenses	F-2
Notes to Statement of Revenues and Certain Expenses	F-3
The following audited financial statement of Phoenix Tower for the year ended December 31, 2012 is attached hereto.

Report of Independent Registered Public Accounting Firm	F-5
Statement of Revenues and Certain Expenses	F-6
Notes to Statement of Revenues and Certain Expenses	F-7

The following audited financial statement of NASCAR Plaza for the year ended December 31, 2012 is attached hereto.

Report of Independent Registered Public Accounting Firm	F-9
Statement of Revenues and Certain Expenses	F-10
Notes to Statement of Revenues and Certain Expenses	F-11

     The following audited financial statement of the Deerwood Portfolio for the year ended December 31, 2012, and the unaudited financial statement for the three months ended March 31, 2013 is attached hereto.

Report of Independent Registered Public Accounting Firm	F-13
Statements of Revenues and Certain Expenses	F-14
Notes to Statements of Revenues and Certain Expenses	F-15

(b) Pro forma financial information.

The following unaudited Pro Forma Consolidated Financial Statements of Parkway for the year ended December 31, 2012 and as of and for the three months ended March 31, 2013 are attached hereto:

Pro Forma Consolidated Financial Statements (Unaudited)	F-17
Pro Forma Consolidated Statements of Operations and Comprehensive Loss (Unaudited) - for the Year Ended December 31, 2012	F-18
Pro Forma Consolidated Statements of Operations and Comprehensive Loss (Unaudited) - for the Three Months Ended March 31, 2013	F-20
Notes to Pro Forma Consolidated Statements of Operations and Comprehensive Loss (Unaudited)	F-21

As these properties are directly owned by an entity that has elected to be treated as a real estate investment trust (as specified under sections 856-860 of the Internal Revenue Code of 1986) for Federal income tax purposes, a presentation of estimated taxable operating results is not applicable.

(d) Exhibits

23.1 Consent of Ernst & Young LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2013
PARKWAY PROPERTIES, INC.

BY:    /s/ Jeremy R. Dorsett
Jeremy R. Dorsett
Executive Vice President and
General Counsel

Report of Independent Registered Public Accounting Firm

The Board of Directors
Parkway Properties, Inc.:

We have audited the accompanying statement of revenues and certain expenses of Hearst Tower (the Property) for the year ended December 31, 2012. This statement of revenues and certain expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the accompanying statement of revenues and certain expenses of the Property have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of Parkway Properties, Inc. and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2 of the Property for the year ended December 31, 2012 in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Houston, Texas
June 6, 2013

Hearst Tower
Statement of Revenues
and Certain Expenses
(in thousands)

Year Ended December 31, 2012

Revenues:
Rental and parking property revenue	$25,147
Other income	42
25,189

Certain expenses:
Operating expenses	5,782
Real estate taxes	2,881
Personnel	552
Utilities	3,298
12,513
Excess of revenues over certain expenses	$12,676

See accompanying notes to statement of revenues and certain expenses.

Hearst Tower
Notes to Statement of Revenues
and Certain Expenses

1.    Organization and Significant Accounting Policies

Description of Property

On June 6, 2012, Parkway 214 N. Tryon, LLC (the "Buyer"), an affiliate of Parkway Properties, Inc. (the “Company” or “Parkway”), completed the acquisition of Hearst Tower, a 972,000 square foot (unaudited) office tower located in the central business district in Charlotte, North Carolina ("Hearst Tower" or the "Property"), for $250.0 million in cash, which the Company funded with a combination of proceeds of the previously disclosed investment by TPG VI Pantera Holdings, L.P. in the Company and borrowings under its unsecured revolving credit facility.

Management's Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates.

Rental Revenue

Minimum rents from leases are recognized as revenue ratably over the term of each lease using the straight-line method assuming an acquisition on January 1, 2012. Tenant reimbursements are recognized as revenue as the applicable services are rendered or expenses incurred.

The future minimum rents for the Property's non-cancelable operating leases at December 31, 2012 are as follows (in thousands):

Year	Amount
2013	$21,801
2014	19,382
2015	18,775
2016	18,740
2017	15,521
Thereafter	75,944
$170,163

The above amounts do not include tenant reimbursements for utilities, taxes, insurance and common area maintenance.

During the year ended December 31, 2012, four tenants accounted for approximately 78.2% of the Property's rental property revenue. No other tenant accounted for more than 10% of rental property revenue in 2012.

2.     Basis of Accounting

The accompanying statement of revenues and certain expenses is presented on the accrual basis. The statement has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain expenses not comparable to the future operations of the Property such as depreciation and amortization, interest, management fees, income taxes, certain personnel expenses and other costs not directly related to the proposed future operations of the Property. Management is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results.

3. Subsequent Events

Management has evaluated subsequent events related to the Property for recognition of disclosure through June 6, 2013, which is the date the statement of revenues and certain expenses was available to be issued, and determined that there are no other items to disclose.

Report of Independent Registered Public Accounting Firm

The Board of Directors
Parkway Properties, Inc.:

We have audited the accompanying statement of revenues and certain expenses of Phoenix Tower (the Property) for the year ended December 31, 2012. This statement of revenues and certain expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the accompanying statement of revenues and certain expenses of the Property have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of Parkway Properties, Inc. and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2 of the Property for the year ended December 31, 2012 in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Houston, Texas
June 6, 2013

Phoenix Tower
Statement of Revenues
and Certain Expenses
(in thousands)

Year Ended December 31, 2012
Revenues:
Rental and parking property revenue	$13,369
Other income	199
13,568

Certain expenses:
Operating expenses	3,338
Real estate taxes	1,628
Personnel	1,092
Utilities	1,152
7,210
Excess of revenues over certain expenses	$6,358

See accompanying notes to statement of revenues and certain expenses.

Phoenix Tower
Notes to Statement of Revenues
and Certain Expenses

1.    Organization and Significant Accounting Policies

Description of Property

On December 20, 2012, PKY 3200 SW Freeway, LLC (the “Buyer”), an affiliate of Parkway Properties, Inc. (the “Company” or “Parkway”), completed the acquisition of Phoenix Tower, a 626,000 square foot (unaudited) office tower located in the Greenway submarket of Houston, Texas (“Phoenix Tower” or the “Property”), for $123.8 million. Phoenix Tower is a 26-story, Class A office tower that sits atop an eight-story parking garage. The purchase of Phoenix Tower was financed with a mortgage loan secured by the Property in the aggregate amount of $80.0 million and borrowings under the Company's unsecured revolving credit facility. The mortgage loan has a maturity date of March 1, 2023 and a fixed interest rate of 3.9%.

Management's Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates.

Rental Revenue

Minimum rents from leases are recognized as revenue ratably over the term of each lease using the straight-line method assuming an acquisition on January 1, 2012. Tenant reimbursements are recognized as revenue as the applicable services are rendered or expenses incurred.

The future minimum rents for the Property's non-cancelable operating leases at December 31, 2012 are as follows (in thousands):

Year	Amount
2013	$7,344
2014	7,074
2015	5,864
2016	5,247
2017	4,801
Thereafter	4,484
$34,814

The above amounts do not include tenant reimbursements for utilities, taxes, insurance and common area maintenance.

During the year ended December 31, 2012, two tenants accounted for approximately 30.8% of the Property's rental property revenue. No other tenant accounted for more than 10% of rental property revenue in 2012.

2.     Basis of Accounting

The accompanying statement of revenues and certain expenses is presented on the accrual basis. The statement has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and

Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain expenses not comparable to the future operations of the Property such as depreciation and amortization, interest, management fees, income taxes, certain personnel expenses and other costs not directly related to the proposed future operations of the Property. Management is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results.

3. Subsequent Events

Management has evaluated subsequent events related to the Property for recognition of disclosure through June 6, 2013, which is the date the statement of revenues and certain expenses was available to be issued, and determined that there are no other items to disclose.

Report of Independent Registered Public Accounting Firm

The Board of Directors
Parkway Properties, Inc.:

We have audited the accompanying statement of revenues and certain expenses of NASCAR Plaza (the Property) for the year ended December 31, 2012. This statement of revenues and certain expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the accompanying statement of revenues and certain expenses of the Property have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of Parkway Properties, Inc. and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2 of the Property for the year ended December 31, 2012 in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Houston, Texas
June 6, 2013

NASCAR Plaza
Statement of Revenues
and Certain Expenses
(in thousands)

Year Ended December 31, 2012
Revenues:
Rental and parking property revenue	$6,599
Other income	9
6,608

Certain expenses:
Operating expenses	1,304
Real estate taxes	646
Personnel	124
Utilities	654
Interest expense	1,466
4,194
Excess of revenues over certain expenses	$2,414

See accompanying notes to statement of revenues and certain expenses.

NASCAR Plaza
Notes to Statement of Revenues
and Certain Expenses

1.    Organization and Significant Accounting Policies

Description of Property

On December 31, 2012, Parkway 550 South Caldwell, LLC (the “Buyer”), an affiliate of Parkway Properties, Inc. (the “Company” or “Parkway”), completed the acquisition of NASCAR Plaza, a 390,000 square foot (unaudited) office tower located in the central business district of Charlotte, North Carolina (the “Property”) for $99.9 million. In connection with the acquisition, the Company assumed the existing first mortgage secured by the Property with a stated value of $42.6 million, with a fixed interest rate of 4.7% and a maturity date of March 30, 2016. The balance of the purchase price was funded with borrowings under the Company's unsecured revolving credit facility.

Management's Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates.

Rental Revenue

Minimum rents from leases are recognized as revenue ratably over the term of each lease using the straight-line method assuming an acquisition on January 1, 2012. Tenant reimbursements are recognized as revenue as the applicable services are rendered or expenses incurred.

The future minimum rents for the Property's non-cancelable operating leases at December 31, 2012 are as follows (in thousands):

Year	Amount
2013	$8,395
2014	8,944
2015	8,687
2016	8,694
2017	8,731
Thereafter	45,950
$89,401

The above amounts do not include tenant reimbursements for utilities, taxes, insurance and common area maintenance.

During the year ended December 31, 2012, two tenants accounted for approximately 77.4% of the Property's rental property revenue. No other tenant accounted for more than 10% of rental property revenue in 2012.

2.     Basis of Accounting

The accompanying statement of revenues and certain expenses is presented on the accrual basis. The statement has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and

Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain expenses not comparable to the future operations of the Property such as depreciation and amortization, management fees, income taxes, certain personnel expenses and other costs not directly related to the proposed future operations of the Property. Management is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results.

3. Subsequent Events

Management has evaluated subsequent events related to the Property for recognition of disclosure through June 6, 2013, which is the date the statement of revenues and certain expenses was available to be issued, and determined that there are no other items to disclose.

Report of Independent Registered Public Accounting Firm

The Board of Directors
Parkway Properties, Inc.:

We have audited the accompanying statement of revenues and certain expenses of the Deerwood Portfolio (the Property) for the year ended December 31, 2012. This statement of revenues and certain expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the accompanying statement of revenues and certain expenses of the Property have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of Parkway Properties, Inc. and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2 of the Property for the year ended December 31, 2012 in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Houston, Texas
June 6, 2013

Deerwood Portfolio
Statements of Revenues
and Certain Expenses
(in thousands)

	Three Months Ended March 31, 2013	Year Ended December 31, 2012
Revenues:	(unaudited)
Rental and parking property revenue	$4,861	$19,705
Other income	20	3
	4,881	19,708

Certain expenses:
Operating expenses	694	3,346
Real estate taxes	374	1,556
Personnel	98	432
Utilities	547	2,028
	1,713	7,362
Excess of revenues over certain expenses	$3,168	$12,346

See accompanying notes to statements of revenues and certain expenses.

Deerwood Portfolio
Notes to Statements of Revenues
and Certain Expenses

1.    Organization and Significant Accounting Policies

Description of Property

On March 7, 2013, PKY Deerwood, LLC, (the "Buyer") an affiliate of Parkway Properties, Inc. (the "Company" or "Parkway"), purchased two office complexes totaling 1.0 million square feet (unaudited) located in the Deerwood submarket of Jacksonville, Florida (the “Deerwood Portfolio”) for $130.0 million. The purchase of these properties was financed with a mortgage loan secured by the properties in the aggregate amount of $84.5 million and borrowings under the Company's unsecured revolving credit facility. The mortgage loan has a maturity date of April 1, 2023 and a fixed interest rate of 3.9%.

Management's Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates.

Rental Revenue

Minimum rents from leases are recognized as revenue ratably over the term of each lease using the straight-line method assuming an acquisition on January 1, 2012. Tenant reimbursements are recognized as revenue as the applicable services are rendered or expenses incurred.

The future minimum rents for the Deerwood Portfolio's non-cancelable operating leases at December 31, 2012 are as follows (in thousands):

Year	Amount
2013	$17,363
2014	17,738
2015	15,681
2016	10,706
2017	6,746
Thereafter	18,126
$86,360

The above amounts do not include tenant reimbursements for utilities, taxes, insurance and common area maintenance.

During the year ended December 31, 2012, two tenants accounted for approximately 32.0% of the Deerwood Portfolio's rental property revenue. No other tenant accounted for more than 10% of rental property revenue in 2012.

2.     Basis of Accounting

The accompanying statement of revenues and certain expenses is presented on the accrual basis. The statement has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and

Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain expenses not comparable to the future operations of the Deerwood Portfolio such as depreciation and amortization, interest, management fees, income taxes, certain personnel expenses and other costs not directly related to the proposed future operations of the Deerwood Portfolio. Management is not aware of any material factors relating to the Deerwood Portfolio that would cause the reported financial information not to be necessarily indicative of future operating results.

The accompanying unaudited interim statement of revenues and certain expenses was prepared on the same basis as the statement of revenues and certain expenses for the year ended December 31, 2012. In the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The excess of revenues over certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

3. Subsequent Events

Management has evaluated subsequent events related to the Deerwood Portfolio for recognition of disclosure through June 6, 2013, which is the date the statement of revenues and certain expenses was available to be issued, and determined that there are no other items to disclose.

PARKWAY PROPERTIES, INC.
Pro Forma Consolidated Statements of Operations and Comprehensive Loss
(Unaudited)

       The following pro forma consolidated statements of operations and comprehensive loss (unaudited) of the Company for the year ended December 31, 2012 and three months ended March 31, 2013 give effect to the purchase of Hearst Tower, Phoenix Tower, NASCAR Plaza, and the Deerwood Portfolio (collectively, the “Properties”) for the periods stated. The pro forma consolidated statements of operations and comprehensive loss have been prepared by management of the Company based upon the historical financial statements of the Company and the adjustments and assumptions in the accompanying notes to the pro forma consolidated financial statements. A pro forma consolidated balance sheet has not been presented as the Properties are reflected in the Company's consolidated balance sheet included in the Company's Form 10-Q for the period ended March 31, 2013, which was filed on May 6, 2013.

The pro forma consolidated statements of operations and comprehensive loss set forth the effect of the Properties as if the purchase had been consummated on January 1, 2012.

       These pro forma consolidated statements of operations and comprehensive loss may not be indicative of the results that actually would have occurred if the transaction had occurred on the dates indicated or which may be obtained in the future. The pro forma consolidated statements of operations and comprehensive loss should be read in conjunction with the consolidated financial statements and notes of the Company included in its annual report on Form 10-K for the year ended December 31, 2012 and its quarterly report on Form 10-Q for the three months ended March 31, 2013.

PARKWAY PROPERTIES, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
FOR THE YEAR ENDED DECEMBER 31, 2012
(Unaudited)

	Parkway Historical	Pro Forma Adjustments (1)	Parkway Pro Forma
	(In thousands, except per share data)
Revenues
Income from office and parking properties	$206,739	$48,079	$254,818
Management company income	19,778	—	19,778
Total revenues	226,517	48,079	274,596

Expenses and other
Property operating expense	80,748	24,126	104,874
Depreciation and amortization	81,537	19,538	101,075
Impairment loss on real estate	9,200	—	9,200
Impairment loss on management contracts and goodwill	41,967	—	41,967
Change in fair value of contingent consideration	216	—	216
Management company expenses	17,237	—	17,237
General and administrative	16,420	—	16,420
Acquisition costs	2,791	828	3,619
Total expenses and other	250,116	44,492	294,608

Operating income (loss)	(23,599)	3,587	(20,012)

Other income and expenses
Interest and other income	272	—	272
Gain on sale of real estate	48	—	48
Recovery of loss on mortgage loan receivable	500	—	500
Interest expense	(35,334)	(5,430)	(40,764)

Loss before income taxes	(58,113)	(1,843)	(59,956)

Income tax expense	(261)	—	(261)

Loss from continuing operations	(58,374)	(1,843)	(60,217)
Discontinued operations:
Income from discontinued operations	2,454	—	2,454
Gain on sale of real estate from discontinued operations	12,939	—	12,939
Total discontinued operations	15,393	—	15,393

Net loss	(42,981)	(1,843)	(44,824)
Net loss attributable to noncontrolling interests-real estate partnerships	3,317	—	3,317
Net loss attributable to noncontrolling interests-unit holders	269	—	269

Net loss for Parkway Properties, Inc.	(39,395)	(1,843)	(41,238)
Dividends on preferred stock	(10,843)	—	(10,843)
Dividends on convertible preferred stock	(1,011)	—	(1,011)
Net loss attributable to common stockholders	$(51,249)	$(1,843)	$(53,092)

Net loss	$(42,981)	$(1,843)	$(44,824)
Change in fair value of interest rate swaps	(3,364)	—	(3,364)
Comprehensive loss	(46,345)	(1,843)	(48,188)
Comprehensive loss attributable to noncontrolling interests	5,865	—	5,865
Comprehensive loss attributable to common stockholders	$(40,480)	$(1,843)	$(42,323)

PARKWAY PROPERTIES, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2012
(Unaudited)

	Parkway Historical	Pro Forma Adjustments (1)	Parkway Pro Forma
	(In thousands, except per share data)
Net loss per common share attributable to Parkway Properties, Inc.:
Basic and Diluted:
Loss from continuing operations attributable to Parkway Properties, Inc.	$(1.98)		$(2.05)
Discontinued operations	0.36		0.36
Basic and diluted net loss attributable to Parkway Properties, Inc.	$(1.62)		$(1.69)

Weighted average shares outstanding:
Basic	31,542		31,542
Diluted	31,542		31,542

Amounts attributable to Parkway Properties, Inc. common stockholders:
Loss from continuing operations attributable to Parkway Properties, Inc.	$(62,458)		$(64,301)
Discontinued operations	11,209		11,209
Net loss attributable to common stockholders	$(51,249)		$(53,092)

See accompanying notes.

PARKWAY PROPERTIES, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
FOR THE THREE MONTHS ENDED MARCH 31, 2013
(Unaudited)

	Parkway Historical	Pro Forma Adjustments (1)	Parkway Pro Forma
	(In thousands, except per share data)
Revenues
Income from office and parking properties	$67,760	$3,545	$71,305
Management company income	4,352	—	4,352
Total revenues	72,112	3,545	75,657

Expenses and other
Property operating expense	25,617	1,352	26,969
Depreciation and amortization	29,515	1,392	30,907
Management company expenses	4,390	—	4,390
General and administrative	4,215	—	4,215
Acquisition costs	1,135	(828)	307
Total expenses and other	64,872	1,916	66,788

Operating income	7,240	1,629	8,869

Other income and expenses
Interest and other income	103	—	103
Interest expense	(10,470)	(162)	(10,632)
Income (loss) before income taxes	(3,127)	1,467	(1,660)
Income tax benefit	507	—	507
Income (loss) from continuing operations	(2,620)	1,467	(1,153)
Discontinued operations:
Loss from discontinued operations	(347)	—	(347)
Gain on sale of real estate from discontinued operations	542	—	542
Total discontinued operations	195	—	195
Net income (loss)	(2,425)	1,467	(958)
Net loss attributable to noncontrolling interest - real estate partnerships	1,255	—	1,255
Net income attributable to noncontrolling interests - unit holders	2	—	2
Net income (loss) for Parkway Properties, Inc.	(1,168)	1,467	299
Dividends on preferred stock	(2,711)	—	(2,711)
Net income (loss) attributable to common stockholders	$(3,879)	$1,467	$(2,412)

Net income (loss)	$(2,425)	$1,467	$(958)
Change in fair value of interest rate swaps	1,246	—	1,246
Comprehensive income (loss)	(1,179)	1,467	288
Comprehensive loss attributable to noncontrolling interests	(1,843)	—	(1,843)
Comprehensive income (loss) attributable to common stockholders	$(3,022)	$1,467	$(1,555)

Net loss per common share attributable to Parkway Properties, Inc.:
Basic and Diluted:
Loss from continuing operations attributable to Parkway Properties, Inc.	$(0.07)		$(0.04)
Discontinued operations	—		—
Basic and diluted net loss attributable to Parkway Properties, Inc.	$(0.07)		$(0.04)

Weighted average shares outstanding:
Basic	56,849		56,849
Diluted	56,849		56,849

Amounts attributable to Parkway Properties, Inc. common stockholders:
Loss from continuing operations attributable to Parkway Properties, Inc.	$(4,087)		$(2,620)
Discontinued operations	208		208
Net loss attributable to common stockholders	$(3,879)		$(2,412)
See accompanying notes.

PARKWAY PROPERTIES, INC.
Notes to Pro Forma Consolidated Financial Statements
(Unaudited)

1.    On June 6, 2012, Parkway 214 N. Tryon, LLC, an affiliate of Parkway Properties, Inc. (the “Company” or “Parkway”), completed the acquisition of Hearst Tower, a 972,000 square foot office tower located in the central business district in Charlotte, North Carolina, for $250.0 million in cash, which the Company funded with a combination of proceeds of the previously disclosed investment by TPG VI Pantera Holdings, L.P. in the Company and borrowings under its unsecured revolving credit facility.

On December 20, 2012, PKY 3200 SW Freeway, LLC, an affiliate of Parkway, completed the acquisition of Phoenix Tower, a 626,000 square foot office tower located in the Greenway submarket of Houston, Texas, for $123.8 million. Phoenix Tower is a 26-story, Class A office tower that sits atop an eight-story parking garage. The purchase of Phoenix Tower was financed with a mortgage loan secured by the property in the aggregate amount of $80.0 million and borrowings under the Company's unsecured revolving credit facility. The mortgage loan has a maturity date of March 1, 2023 and a fixed interest rate of 3.9%.

On December 31, 2012, Parkway 550 South Caldwell, LLC, an affiliate of Parkway, completed the acquisition of NASCAR Plaza, a 390,000 square foot office tower located in the central business district of Charlotte, North Carolina for $99.9 million. In connection with the acquisition, the Company assumed the existing first mortgage secured by the property with a stated value of $42.6 million, a fixed interest rate of 4.7% and a maturity date of March 30, 2016. The balance of the purchase price was funded with borrowings under the Company's unsecured revolving credit facility.

On March 7, 2013, PKY Deerwood, LLC, an affiliate of Parkway, purchased two office complexes totaling 1.0 million square feet located in the Deerwood submarket of Jacksonville, Florida (the “Deerwood Portfolio”) for $130.0 million. The purchase of these properties was financed with a mortgage loan secured by the properties in the aggregate amount of $84.5 million and borrowings under the Company's unsecured revolving credit facility. The mortgage loan has a maturity date of April 1, 2023 and a fixed interest rate of 3.9%.

The pro forma adjustments to the Consolidated Statements of Operations and Comprehensive Loss for the year ended December 31, 2012 and three months ended March 31, 2013 set forth the effect of Parkway's purchases of these Properties as if the purchases had been consummated on January 1, 2012.

The pro forma adjustments are detailed below for the year ended December 31, 2012 and the three months ended March 31, 2013.

The effect of the purchases of the Properties on income and expenses from real estate properties is as follows:

(a) For the year ended December 31, 2012 (in thousands):

	Hearst Tower	Phoenix Tower	NASCAR Plaza	Deerwood Portfolio	Pro Forma Adjustments
Rental and parking property revenue	$8,077	$14,353	$6,009	$19,640	$48,079
Income from office and parking properties	8,077	14,353	6,009	19,640	48,079

Property operating expenses	6,911	7,148	2,705	7,362	24,126
Depreciation and amortization	3,520	5,989	2,414	7,615	19,538
Acquisition costs	—	—	—	828	828
Total expenses	10,431	13,137	5,119	15,805	44,492
Operating income (loss)	(2,354)	1,216	890	3,835	3,587
Interest expense	(494)	(1,006)	(2,833)	(1,097)	(5,430)
Income (loss) from continuing operations	$(2,848)	$210	$(1,943)	$2,738	$(1,843)

Adjustments to rental and parking property revenue and property operating expenses reflect the impact of above/below market lease amortization as well amounts previously recorded in the Company's Form 10-K for the year ended December 31, 2012.

Depreciation and amortization is provided by the straight-line method over the estimated useful life of the asset as defined below:

Estimated Useful Life
Building and garage	40 years
Building improvements	15 years
Tenant improvements	Remaining term of lease
Lease in place value	Remaining term of lease including expected renewals
Lease costs	Remaining term of lease
Above and below market leases	Remaining term of lease

(b) For the three months ended March 31, 2013 (in thousands):

	Hearst Tower	Phoenix Tower	NASCAR Plaza	Deerwood Portfolio	Pro Forma Adjustments
Rental and parking property revenue	$—	$—	$—	$3,545	$3,545
Income from office and parking properties	—	—	—	3,545	3,545

Property operating expenses	—	—	—	1,352	1,352
Depreciation and amortization	—	—	—	1,392	1,392
Acquisition costs	—	—	—	(828)	(828)
Total expenses	—	—	—	1,916	1,916
Operating income	—	—	—	1,629	1,629
Interest expense	—	—	—	(162)	(162)
Income from continuing operations	$—	$—	$—	$1,467	$1,467

Adjustments to rental and parking property revenue and property operating expenses reflect the impact of above/below market lease amortization as well amounts previously recorded in the Company's Form 10-Q for the three months ended March 31, 2013.

               Depreciation is provided by the straight-line method over the estimated useful life of the asset as defined in (a) above.

(c)  The pro forma effect of the acquisitions of these Properties on interest expense related to additional borrowings on the Company's notes payable to banks was $3.9 million for the year ended December 31, 2012 and $162,000 for the three months ended March 31, 2013. The pro forma effect on interest expense related to mortgage notes payable was $1.5 million for the year ended December 31, 2012

3.       No additional income tax expenses were provided because of the Company's net operating loss carryover and status as a REIT.